Enterprise Financial Services Corp 2017 Fourth Quarter Earnings Webcast

2 Forward-Looking Statements Some of the information in this report contains “forward-looking statements” within the meaning of and intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements typically are identified with use of terms such as “may,” “might,” “will, “should,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “could,” “continue” and the negative of these terms and similar words, although some forward-looking statements may be expressed differently. Forward-looking statements also include, but are not limited to, statements regarding plans, objectives, expectations or consequences of announced transactions and statements about the future performance, operations, products and services of the Company and its subsidiaries. Our ability to predict results or the actual effect of future plans or strategies is inherently uncertain. You should be aware that our actual results could differ materially from those anticipated by the forward-looking statements or historical performance due to a number of factors, including, but not limited to: our ability to efficiently integrate acquisitions into our operations, retain the customers of these businesses and grow the acquired operations; reputational risks; credit risk; changes in the appraised valuation of real estate securing impaired loans; outcomes of litigation and other contingencies; exposure to general and local economic conditions; risks associated with rapid increases or decreases in prevailing interest rates; consolidation within the banking industry; competition from banks and other financial institutions; our ability to attract and retain relationship officers and other key personnel; burdens imposed by federal and state regulation; changes in regulatory requirements; changes in accounting regulation or standards applicable to banks; and other risks discussed under the caption “Risk Factors” of our most recently filed Form 10-K and in Part II, 1A of our most recently filed Form 10-Q, all of which could cause the Company’s actual results to differ from those set forth in the forward-looking statements. Readers are cautioned not to place undue reliance on our forward-looking statements, which reflect management’s analysis and expectations only as of the date of such statements. Forward-looking statements speak only as of the date they are made, and the Company does not intend, and undertakes no obligation, to publicly revise or update forward-looking statements after the date of this report, whether as a result of new information, future events or otherwise, except as required by federal securities law. You should understand that it is not possible to predict or identify all risk factors. Readers should carefully review all disclosures we file from time to time with the Securities and Exchange Commission (the “SEC”) which are available on our website at www.enterprisebank.com under "Investor Relations."

3 2017 Focus • Sustain Core Growth Trends • Successfully Convert and Integrate Jefferson Countty Bancshares ("JCB") • Maintain Focus on Long-Term Strategic Development

4 Financial Scorecard Continued Growth in Core EPS • Drive Net Interest Income Growth in Dollars with Favorable Loan Growth Trends • Defend Net Interest Margin • Maintain High Quality Credit Profile • Achieve Further Improvement in Operating Leverage Enhance Deposit Levels to Support Growth Q4 2017 Compared to Q4 2016 9 bps NPLs/Loans 31% 40% 29 bps 2.5% 29%

5 2018 Focus • Achieve Organic Loan and Deposit Growth • Maintain Focus on Long-Term Strategic Development • Improve Overall Sales Culture Through a Refreshed Sales Process and External Message

6 Q4' 16 Q1' 17 Q2' 17 Q3 '17 Q4' 17 $3,118 $3,859 $3,997 $4,067 $3,853 Portfolio Loan Trends In Millions 9% T otal Loan Growth * *Note: 30% including acquisition of JCB JCB $678

7 Commercial & Industrial Loan Trends Q4'16 Q1'17 Q2'17 Q3 '17 Q4 '17 $1,633 $1,796 $1,862 $1,919 $1,774 In Millions 18% C&I Growt h JCB $79

8 Portfolio Loan Details Q4 ’17 Q3 ’17 QTRChange Q4 ‘16 LTM Change Enterprise Value Lending $ 408 $ 456 $ (48) $ 389 $ 19 C&I General 912 886 26 794 118 Life Insurance Premium Financing 365 331 34 306 59 Tax Credit 235 189 46 144 91 Commercial Real Estate 1,669 1,639 30 1,089 580 Residential Real Estate 342 342 — 241 101 Consumer & Other 136 154 (18) 155 (19) Portfolio Loans $ 4,067 $ 3,997 $ 70 $ 3,118 $ 949 In Millions

9 Portfolio Loans By Business Unit Specialized Lending Q4 '16 Q3 '17 Q4 '17 $745 $860 $856 In Millions St. Louis Q4 '16 Q3 '17 Q4 '17 $1,556 $2,225 $2,262 Arizona Q4 '16 Q3 '17 Q4 '17 $226 $277 $291 Kansas City Q4 '16 Q3 '17 Q4 '17 $591 $635 $658

10 Last Twelve Months Growth Rate = 29%, 5% Excluding Acquisition of JCB In Millions Deposit Trend Deposits JCB DDA % Q4'16 Q1'17 Q2'17 Q3 '17 Q4 '17 $3,233 $3,921 $4,059 $4,156 $4,032 26.8% 25.7% 26.0% 25.8% 27.0% $774 u

11 Earnings Per Share - Full Year * A Non GAAP Measure, Refer to Appendix for Reconciliation Reported vs. Core EPS* $2.07 $0.52 $(0.20) $0.18 $0.01 $2.58 EPS Merger Related Expenses Core EPSDTA Revaluation Non-Core Acquired Assets Other

12 Earnings Per Share Trend - Full Year Note: * A Non GAAP Measure, Refer to Appendix for Reconciliation $2.03 $0.78 $(0.12) $0.10 $(0.38) $0.17 $2.58 Changes in Core EPS* Q4 '16 Net Interest Income Portfolio Loan Loss Provision Noninterest Income Noninterest Expense Q4 '17Income Tax Expense

13 Earnings Per Share Trend - Q4 2017 Note: * A Non GAAP Measure, Refer to Appendix for Reconciliation $0.66 $0.04 $(0.02) $0.08 $(0.04) $0.05 $0.77 Changes in Core EPS* Q3 '17 Net Interest Income Portfolio Loan Loss Provision Noninterest Income Noninterest Expense Q4 '17Income Tax Expense

14 Core Net Interest Income Trend* Note: * A Non-GAAP Measure, Refer to Appendix for Reconciliation In Millions Core Net Interest Income FTE Core Net Interest Margin Q4 '16 Q1 '17 Q2 '17 Q3 '17 Q4 '17 $32.2 $37.6 $43.0 $44.1 $44.9 3.44% 3.63% 3.76% 3.75% 3.73% 40% Core NII Growt h

15 Credit Trends for Portfolio Loans Portfolio Loan Growth Q4 '16 Q1 '17 Q2 '17 Q3 '17 Q4 '17 $80 $56 $7 $138 $70 Q4 '16 Q1 '17 Q2 '17 Q3 '17 Q4 '17 12 (1) 64 8 33 Q4 2017 EFSC Peer(3) NPA’s/Assets = 0.31% 0.66% NPL’s/Loans = 0.39% 0.79% ALLL/NPL’s = 243.3% 120.2% ALLL/Loans = 0.95% 1.05% In Millions Net Charge-offs (1) 2017 YTD NCO = 26 bps (2) Provisions for Portfolio Loans Q4 '16 Q1 '17 Q2 '17 Q3 '17 Q4 '17 $1.0 $1.5 $3.6 $2.4 $3.2 In Millions (1) Portfolio loans only, excludes non-core acquired loans; (2) Excludes JCB; (3) Peer median data as of 9/30/2017 (source: SNL Financial) bps bps bps bps bps

16 Core Fee Income* Note: * A Non-GAAP Measure, Refer to Appendix for Reconciliation Other Core Fee Income DetailCore Fee Income In Millions Wealth Management Deposit Services Charge Other State Tax Credits Card Services Q4 '16 Q1 '17 Q2 '17 Q3 '17 Q4 '17 $1.7 $1.8 $2.0 $2.1 $2.2 $2.2 $2.5 $2.8 $2.8 $2.9 $1.3 $1.5 $1.7 $1.9 $2.3$1.7 $0.2 $0.1 $2.2 $0.9 $7.8 $1.0 $7.0 $1.4 $7.9 $1.5 $8.4 $1.5 $11.1 Miscellaneous Swap Fees CDE Mortgage Q4 '16 Q1 '17 Q2 '17 Q3 '17 Q4 '17 $1.0 $0.8 $1.0 $1.5 $1.3 $0.2 $0.4 $0.1 $0.6 $0.2 $0.4 $0.2 $0.2 $0.2 $0.1 $1.3 $0.1 $1.5 $0.1 $1.7 $0.1 $1.9 $0.2 $2.3

17 Operating Expenses Trend* Note: * A Non-GAAP Measure, Refer to Appendix for Reconciliation In Millions Other Occupancy Employee compensation and benefits Core Efficiency Ratio* Q4 '16 Q1 '17 Q2 '17 Q3 '17 Q4 '17 $7.0 $7.8 $9.7 $9.6 $10.4 $1.7 $1.9 $2.3 $2.4 $2.4 $12.4 $21.1 $15.2 $24.9 $15.8 $27.8 $15.1 $27.1 $15.3 $28.1 52.7% 56.0% 54.5% 51.6% 50.2%

18 Effective Tax Rate Reconciliation 2017 Q4 2017 Q3 2017 Federal Tax Rate 35.00% 35.00% 35.00% State Tax, Net of Federal Benefit 1.94% 1.94% 1.97% Excess Tax Benefits (2.47)% (1.25)% (0.01)% Tax Credit Investments (1.89)% (3.62)% (2.69)% Other Tax Adjustments (2.28)% (3.90)% (1.77)% Pre-DTA Effective Tax Rate 30.30% 28.17% 32.50% Deferred Tax Asset Revaluation 14.00% 44.30% —% Ending Effective Tax Rate 44.30% 72.47% 32.50%

19 Positive Momentum in Core Earnings Per Share* Note: * A Non-GAAP Measure, Refer to Appendix for Reconciliation Q4 '14 Q1 '15 Q2 '15 Q3 '15 Q4 '15 Q1 '16 Q2 '16 Q3 '16 Q4 '16 Q1 '17 Q2 '17 Q3 '17 Q4 '17 $0.33 $0.35 $0.38 $0.44 $0.49 $0.47 $0.49 $0.49 $0.59 $0.59 $0.56 $0.66 $0.77 133% Core EPS Growth from Q4 2014 to Q4 2017 Three- Year CAGR 33%

Appendix Fourth Quarter 2017 Earnings Webcast

21 Earnings Per Share - Q4 2017 * A Non GAAP Measure, Refer to Appendix for Reconciliation Reported vs. Core EPS* $0.32 $0.52 $(0.07) $0.77 EPS Non-Core Acquired Assets Core EPSDTA Revaluation

22 Use of Non-GAAP Financial Measures The Company's accounting and reporting policies conform to generally accepted accounting principles in the United States (“GAAP”) and the prevailing practices in the banking industry. However, the Company provides other financial measures, such as core net interest margin and other core performance measures, in this presentation that are considered “non-GAAP financial measures.” Generally, a non-GAAP financial measure is a numerical measure of a company's financial performance, financial position, or cash flows that exclude (or include) amounts that are included in (or excluded from) the most directly comparable measure calculated and presented in accordance with GAAP. The Company considers its core performance measures presented in this presentation as important measures of financial performance, even though they are non-GAAP measures, as they provide supplemental information by which to evaluate the impact of non-core acquired loans and related income and expenses, the impact of non-comparable items, and the Company's operating performance on an ongoing basis. Core performance measures include contractual interest on non-core acquired loans but exclude incremental accretion on these loans. Core performance measures also exclude the gain or loss on sale of other real estate from non-core acquired loans, and expenses directly related to the non-core acquired loans and other assets formerly covered under FDIC loss share agreements. Core performance measures also exclude certain other income and expense items, such as executive separation costs, merger related expenses, facilities charges, deferred tax asset revaluation, and the gain or loss on sale of investment securities, the Company believes to be not indicative of or useful to measure the Company's operating performance on an ongoing basis. The attached tables contain a reconciliation of these core performance measures to the GAAP measures. The Company believes these non-GAAP measures and ratios, when taken together with the corresponding GAAP measures and ratios, provide meaningful supplemental information regarding the Company's performance and capital strength. The Company's management uses, and believes that investors benefit from referring to, these non-GAAP measures and ratios in assessing the Company's operating results and related trends and when forecasting future periods. However, these non-GAAP measures and ratios should be considered in addition to, and not as a substitute for or preferable to, ratios prepared in accordance with GAAP. In the tables below, the Company has provided a reconciliation of, where applicable, the most comparable GAAP financial measures and ratios to the non-GAAP financial measures and ratios, or a reconciliation of the non-GAAP calculation of the financial measure for the periods indicated. Peer group data consists of median of publicly traded banks with total assets from $1-$10 billion with commercial loans greater than 20% and consumer loans less than 10%.

23 Reconciliation of Non-GAAP Financial Measures For the Quarter ended ($ in thousands, except per share data) Dec 31, 2017 Sep 30, 2017 Jun 30, 2017 Mar 31, 2017 Dec 31, 2016 CORE PERFORMANCE MEASURES Net interest income $ 47,404 $ 45,625 $ 45,633 $ 38,642 $ 35,454 Less: Incremental accretion income 2,503 1,556 2,584 1,075 3,279 Core net interest income 44,901 44,069 43,049 37,567 32,175 Total noninterest income 11,112 8,372 7,934 6,976 9,029 Less: Gain (loss) on sale of other real estate from non-core acquired loans (6) — — — 1,085 Less: Other income from non-core acquired assets — — — — 95 Less: Gain on sale of investment securities — 22 — — — Core noninterest income 11,118 8,350 7,934 6,976 7,849 Total core revenue 56,019 52,419 50,983 44,543 40,024 Provision for portfolio loan losses 3,186 2,422 3,623 1,533 964 Total noninterest expense 28,260 27,404 32,651 26,736 23,181 Less: Other expenses related to non-core acquired loans 114 19 (16) 123 172 Less: Facilities disposal — — 389 — 1,040 Less: Merger related expenses — 315 4,480 1,667 1,084 Less: Other non-core expenses — — — — (209) Core noninterest expense 28,146 27,070 27,798 24,946 21,094 Core income before income tax exp 24,687 22,927 19,562 18,064 17,966 Total income tax expense 19,820 7,856 5,545 5,106 7,053 Less: income tax expense from deferred tax asset revaluation 12,117 — — — — Less: Other non-core income tax expense1 1,011 465 (784) 190 1,032 Core income tax expense 6,692 7,391 6,329 4,916 6,021 Core net income $ 17,995 $ 15,536 $ 13,233 $ 13,148 $ 11,945 Core diluted earnings per share $ 0.77 $ 0.66 $ 0.56 $ 0.59 $ 0.59 Core return on average assets 1.37% 1.21% 1.06% 1.17% 1.19% Core return on average common equity 12.84% 11.13% 9.72% 11.29% 12.31% Core return on average tangible common equity 16.71% 14.50% 12.72% 13.75% 13.44% Core efficiency ratio 50.24% 51.64% 54.52% 56.01% 52.70% NET INTEREST MARGIN TO CORE NET INTEREST MARGIN (FULLY TAX EQUIVALENT) Net interest income $ 47,824 $ 46,047 $ 46,096 $ 39,147 $ 35,884 Less: Incremental accretion income 2,503 1,556 2,584 1,075 3,279 Core net interest income $ 45,321 $ 44,491 $ 43,512 $ 38,072 $ 32,605 Average earning assets $ 4,826,271 $ 4,712,672 $ 4,641,198 $ 4,259,198 $ 3,767,272 Reported net interest margin 3.93% 3.88% 3.98% 3.73% 3.79% Core net interest margin 3.73% 3.75% 3.76% 3.63% 3.44% 1Non-core income tax expense calculated at 38% of non-core pretax income plus an estimate of taxes payable related to non-deductible JCB acquisition costs.

Q & A Fourth Quarter 2017 Earnings Webcast